Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Mar. 31, 2014	Dec. 31, 2013
Condensed Consolidated Balance Sheets
Debt issuance costs, accumulated amortization (in dollars)	$ 3,277	$ 1,270
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	550,000,000	550,000,000
Common stock, shares issued	111,771,524	88,659,448